Supplement Dated February 27, 2012

Effective March 5, 2012, Wellington Management Company, LLP will replace Hartford Investment Management Company as sub-adviser for Hartford High Yield HLS Fund, Hartford Total Return Bond HLS Fund, and Hartford U.S. Government Securities HLS Fund (“the Funds”).

In the table in the section entitled “Investment Options” in Appendix C of your prospectus, the information for the Funds is deleted and replaced with the following:

Funding Option	Investment Objective Summary	Investment Adviser/Sub- Adviser
Hartford HLS Series Fund II, Inc.
Hartford U.S. Government Securities HLS Fund – Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford Series Fund, Inc.
Hartford High Yield HLS Fund – Class IA	Seeks to provide high current income, and long-term total return.	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford Total Return Bond HLS Fund – Class IA	Seeks a competitive total return, with income as a secondary objective	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

This Supplement should be retained with the prospectus for future reference

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